                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980 % Asset Backed Notes
                      Class A-2 5.383 % Asset Backed Notes
                      Class A-3 5.740 % Asset Backed Notes
                      Class A-4 5.880 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  02/19/99
Monthly Period Ending:     02/28/99

I.      MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

        A.       Beginning of period Aggregate Principal Balance                                                      $509,175,327
                                                                                                                   ----------------

        B.       Purchase of Subsequent Receivables                                                                              0
                                                                                                                   ----------------

        C.       Monthly Principal Amounts

             (1)     Collections on Receivables outstanding
                           at end of period                                                              7,803,847
                                                                                                       ------------
             (2)     Collections on Receivables paid off
                           during period                                                                 1,649,396
                                                                                                       ------------
             (3)      Receivables becoming Liquidated Receivables
                           during period                                                                   385,496
                                                                                                       ------------
             (4)      Receivables becoming Purchased Receivables
                           during period
                                                                                                       ------------
             (5)      Cram Down Losses occurring during period
                                                                                                       ------------
             (6)      Other Receivables adjustments                                                         (7,158)
                                                                                                       ------------
             (7)      Less amounts allocable to Interest                                                (5,151,657)
                                                                                                       ------------

             Total Monthly Principal Amounts                                                                             4,679,924
                                                                                                                   ----------------

        D.       End of period Aggregate Principal Balance                                                            $504,495,403
                                                                                                                   ----------------
                                                                                                                   ----------------

        E.       Pool Factor                                                                                            99.080882%
                                                                                                                   ----------------
                                                                                                                   ----------------

II.     MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                    Class A-1     Class A-2   Class A-3    Class A-4      TOTAL

        A.       Beginning of period Note Balance                  $140,000,000 $235,000,000 $130,000,000 $195,000,000 $700,000,000
                                                                   ----------------------------------------------------------------

        B.       Noteholders' Principal Distributable Amount         4,679,924             0            0            0    4,679,924
        C.       Noteholders' Accelerated Principal Amount           3,162,515             0            0            0    3,162,515
        D.       Accelerated Payment Amount Shortfall                   16,119             0            0            0       16,119
        E.       Note Prepayment Amount                                      0             0            0            0            0
        F.       Deficiency Claim Amount                                     0             0            0            0            0
                                                                   ----------------------------------------------------------------


        G.       End of period Note Balance                        $132,141,442 $235,000,000 $130,000,000 $195,000,000 $692,141,442
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------

        H.       Note Pool Factors                                   94.386744%  100.000000%  100.000000%  100.000000%   98.877349%
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------

                                       1

III.    RECONCILIATION OF PRE-FUNDING ACCOUNT:

        A.       Beginning of period Pre-Funding Account balance                                                      $190,824,673
                                                                                                                   ----------------
        B.       Purchase of Subsequent Receivables                                                              0
                                                                                                       ------------
        C.       Investment Earnings                                                                       201,362
                                                                                                       ------------
        D.       Investment Earnings Transfer to Collections Account                                      (201,362)
                                                                                                       ------------
        E.       Payment of Mandatory Prepayment Amount                                                          0
                                                                                                       ------------
                                                                                                                                 0
                                                                                                                   ----------------
        F.       End of period Pre-Funding Account balance                                                            $190,824,673
                                                                                                                   ----------------
                                                                                                                   ----------------

IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

        A.       Total Monthly Principal Amounts                                                                        $4,679,924
                                                                                                                   ----------------
        B.       Required Pro-forma Security Balance                                                   625,788,068
                                                                                                       ------------
        C.       Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts) 695,320,076
                                                                                                       ------------
        D.       Step-down Amount  (B. - C.)                                                                                     0
                                                                                                                   ----------------
        E.       Principal Distributable Amount  (A.- D.)                                                               $4,679,924
                                                                                                                   ----------------
                                                                                                                   ----------------


V.      RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

        A.       Beginning of period Capitalized Interest  Account balance                                              $1,115,797
                                                                                                                   ----------------
        B.       Monthly Capitalized Interest Amount                                                      (207,321)
                                                                                                       ------------
        C.       Investment Earnings                                                                         1,177
                                                                                                       ------------
        D.       Investment Earnings Transfer to Collections Account                                        (1,177)
                                                                                                       ------------
        E.       Payment of Overfunded Capitalized Interest Amount                                        (113,373)
                                                                                                       ------------
        F.       Payment of Remaining Capitalized Interest Account                                               0
                                                                                                       ------------
                                                                                                                          (320,694)
                                                                                                                   ----------------
        G.       End of period Capitalized Interest Account balance                                                       $795,103
                                                                                                                   ----------------
                                                                                                                   ----------------

VI.     RECONCILIATION OF COLLECTION ACCOUNT:

        A.       Available Funds:

             (1)     Collections on Receivables during period
                           (net of Liquidation Proceeds)                                                $9,453,243
                                                                                                       ------------
             (2)     Liquidation Proceeds collected
                           during period                                                                   342,958
                                                                                                       ------------
             (3)     Purchase Amounts deposited in Collection
                           Account
                                                                                                       ------------
             (4)  (a)       Investment Earnings - Collection Account                                         6,260
                                                                                                       ------------
                  (b)       Investment Earnings - Transfer From Prefunding Account                         201,362
                                                                                                       ------------
                  (c)       Investment Earnings - Transfer From Capitalized Interest Account                 1,177
                                                                                                       ------------
             (5)     Collection of Supplemental Servicing Fees
                  (a)       Extension Fees                                                                       0
                                                                                                       ------------
                  (b)       Repo and Recovery Fees Advanced                                                    675
                                                                                                       ------------
                  (c)       Other Fees                                                                      10,733
                                                                                                       ------------
             (6)     Monthly Capitalized Interest Amount                                                   207,321
                                                                                                       ------------
             (7)     Mandatory Prepayment Amount
                                                                                                       ------------

             Total Available Funds                                                                                      10,223,729
                                                                                                                   ----------------

        B.   Distributions:

             (1)      Base Servicing Fee and Supplemental Servicing Fees
                   (a)       Base Servicing Fee                                                            636,469
                                                                                                       ------------
                   (b)       Repo and Recovery Fees                                                            675
                                                                                                       ------------
                   (c)       Bank Service Charges                                                               20
                                                                                                       ------------
                   (d)       Other Fees                                                                     10,733
                                                                                                       ------------
             (2)      Agent fees                                                                               417
                                                                                                       ------------
             (3)      Refunds of Overpayments paid by AFS                                                    9,404
                                                                                                       ------------
             (4)      Noteholders' Interest Distributable Amount
                              (a)        Class A - 1                                                       271,133
                                                                                                       ------------
                              (b)        Class A - 2                                                       491,946
                                                                                                       ------------
                              (c)        Class A - 3                                                       290,189
                                                                                                       ------------
                              (d)        Class A - 4                                                       445,900
                                                                                                       ------------

             (5)      Noteholders' Principal Distributable Amount
                              (a)        Class A - 1                                                     4,679,924
                                                                                                       ------------
                              (b)        Class A - 2                                                             0
                                                                                                       ------------
                              (c)        Class A - 3                                                             0
                                                                                                       ------------
                              (d)        Class A - 4                                                             0
                                                                                                       ------------

             (6)      Security Insurer Premiums                                                            224,404
                                                                                                       ------------

             Total distributions                                                                                         7,061,214
                                                                                                                   ----------------

        C.         Excess Available Funds  (or Deficiency Claim Amount )                                                 3,162,515
                                                                                                                   ----------------

        D.         Noteholders' Accelerated Principal Amount                                                            (3,162,515)
                                                                                                                   ----------------

        E.         Deposit to Spread Account                                                                                    $0
                                                                                                                   ----------------
                                                                                                                   ----------------

                                       2

VlI.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

        A.         Excess Available Funds  (VI.C.)                                                      $3,162,515
                                                                                                       ------------
        B.         Pro Forma Security Balance    (II.A.-II.B.)                                         695,320,076
                                                                                                       ------------
        C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                          625,788,068
                                                                                                       ------------
        D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                        69,532,008
                                                                                                       ------------
        E.         End of Period  Class A-1 Note Balance (before accel. payments)                      135,320,076
                                                                                                       ------------
        F.         Greater of D. or E.                                                                 135,320,076
                                                                                                       ------------
        G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                  $3,162,515
                                                                                                                   ----------------

VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

        A.         Pro Forma Security Balance                                                          $695,320,076
                                                                                                       ------------
        B.         Required Pro Forma Security Balance                                                  625,788,068
                                                                                                       ------------
        C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                         69,532,008
                                                                                                       ------------
        D.         End of Period  Class A-1 Note Balance (before accel. payments)                       135,320,076
                                                                                                       ------------
        E.         Greater of C. or D.                                                                  135,320,076
                                                                                                       ------------
        F.         Excess Available Funds  (VI.C.)                                                        3,162,515
                                                                                                       ------------
        G.         Investment Earnings on Collection Account                                                  6,260
                                                                                                       ------------
        H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                   $132,163,821
                                                                                                                   ----------------

IX.     RECONCILIATION OF SPREAD ACCOUNT:

        A.         Beginning of period Spread Account balance                                                           $15,275,260
                                                                                                                   ----------------

        B.         Additions to Spread Account
             (1)       Deposits from Collections Account    (VI. E.)                                             0
                                                                                                       ------------
             (2)       Investment Earnings                                                                  16,119
                                                                                                       ------------
             (3)       Deposits Related to Subsequent Receivables Purchases                                      0
                                                                                                       ------------

             Total Additions                                                                                                16,119
                                                                                                                   ----------------

        C.       Spread Account balance available for  withdrawals                                                      15,291,379
                                                                                                                   ----------------

        D.       Requisite Amount of Spread Account
             (1)         Initial Spread Account Deposit                                                $ 15,275,260
                                                                                                       ------------
             (2)         Subsequent Spread Account Deposits                                                       0
                                                                                                       ------------
             (3)         Total Initial & Subsequent Spread Account Deposits (1)+(2)                      15,275,260
                                                                                                       ------------
             (4)         $100,000                                                                           100,000
                                                                                                       ------------
             (5)         1 1/2% of Original Pool Balance (total deliveries)                            $  7,637,630
                                                                                                       ------------
             (6)         End of period Note Balance (before accel. principal shortfall calc)            692,157,561
                                                                                                       ------------
             (7)         Lesser of (5) or (6)                                                             7,637,630
                                                                                                       ------------
             (8)         Floor Amount Greater of (4) or (7)                                               7,637,630
                                                                                                       ------------
             (9)         Aggregate Principal Balance                                                    504,495,403
                                                                                                       ------------
            (10)        End of period Note Balance (before accel. principal shortfall calc)             692,157,561
                                                                                                       ------------
            (11)        Line (9) less line (10)                                                        (187,662,158)
                                                                                                       ------------
            (12)        OC level     (11) / (9)                                                             -37.20%
                                                                                                       ------------
             (13)      13% less OC level, if OC level is greater than 10%                                      n/a
                                                                                                       ------------
             (14)      If OC level is equal to or greater than 10%, Percent in (13) x End of Period
                                 Aggregate Principal Balance                                                   n/a
                                                                                                       ------------
             (15)      If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)     15,275,260
                                                                                                       ------------
             (16)       15% of end of period Aggregate Principal Balance if Trigger Date                       n/a
                                                                                                       ------------

             Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as applicable)                     15,275,260
                                                                                                                   ----------------

        E.       Withdrawals from Spread Account
             (1)       Priority First - Deficiency Claim Amount
                                                                                                       ------------
             (2)       Priority Second through Third
                                                                                                       ------------
             (3)       Priority Fourth - Accelerated Payment Amount Shortfall              132,163,821
                                                                                           ------------
                           Accelerated Payment Amount Shortfall in Excess of Requisite Amount               16,119
                                                                                                       ------------
             (4)       Priority Fifth through Sixth
                                                                                                       ------------
             (5)       Priority Seventh - to Servicer
                                                                                                       ------------

             Total withdrawals                                                                                              16,119
                                                                                                                   ----------------


        F.       End of period Spread Account balance                                                                  $15,275,260
                                                                                                                   ----------------

                                       3

X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

        A.       Beginning of period number of Receivables                                                                  38,714
                                                                                                                   ----------------

        B.       Number of Subsequent Receivables Purchased                                                                      0
                                                                                                                   ----------------

        C.       Number of Receivables becoming Liquidated
                        Receivables during period                                                                               30
                                                                                                                   ----------------

        D.       Number of Receivables becoming Purchased
                        Receivables during period
                                                                                                                   ----------------

        E.       Number of Receivables paid off during period                                                                  137
                                                                                                                   ----------------

        F.       End of period number of Receivables                                                                        38,547
                                                                                                                   ----------------
                                                                                                                   ----------------


XI.         STATISTICAL DATA:

        A.       Weighted Average APR of the Receivables                                                                    18.56%
                                                                                                                   ----------------

        B.       Weighted Average Remaining Term of the Receivables                                                          55.70
                                                                                                                   ----------------

        C.       Average Receivable Balance                                                                                $13,088
                                                                                                                   ----------------

        D.       Aggregate Realized Losses                                                                                 $42,538
                                                                                                                   ----------------




By:
             -----------------------------------------
Name:        Preston A. Miller
             -----------------
Title:       Executive Vice President and Treasurer
             --------------------------------------
Date:        March 1, 1999
             -------------

                 AmeriCredit Automobile Receivables Trust 1999-A
                      Class A-1 4.980% Asset Backed Notes
                      Class A-2 5.383% Asset Backed Notes
                      Class A-3 5.740% Asset Backed Notes
                      Class A-4 5.880% Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  02/19/99
Monthly Period Ending:     02/28/99

I.      MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                      Class A-1    Class A-2    Class A-3    Class A-4     TOTAL
                                                                      ---------    ---------    ---------    ---------     -----
        A.       Preliminary End of period Note Balance             $132,141,442 $235,000,000 $130,000,000 $195,000,000 $692,141,442
                                                                    ----------------------------------------------------------------

        B.       Deficiency Claim Amount                                       0            0            0            0            0

        C.       End of period Note Balance                         $132,141,442 $235,000,000 $130,000,000 $195,000,000 $692,141,442
                                                                    ----------------------------------------------------------------
                                                                    ----------------------------------------------------------------

        D.       Note Pool Factors                                    94.386744%  100.000000%  100.000000%  100.000000%   98.877349%
                                                                    ----------------------------------------------------------------
                                                                    ----------------------------------------------------------------


II.     RECONCILIATION OF SPREAD ACCOUNT:

        A.       Preliminary End of period Spread Account balance                                                       $15,275,260
                                                                                                                     ---------------

        B.       Priority First - Deficiency Claim Amount from preliminary certificate                                            0
                                                                                                                     ---------------

        C.       End of period Spread Account balance                                                                   $15,275,260
                                                                                                                     ---------------

X.      PERFORMANCE TESTS:

        A.   Delinquency Ratio
             (1)      Receivables with Scheduled Payment
                           delinquent more than 60 days
                           at end of period                                                                  $45,091
                                                                                                         ------------
             (2)      Purchased Receivables with Scheduled Payment
                           delinquent more than 60 days at end of period
                                                                                                         ------------
             (3)      Beginning of period Principal Balance                                              509,175,327
                                                                                                         ------------
             (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                0.01%
                                                                                                                     ---------------
             (5)      Previous Monthly Period Delinquency Ratio                                                               0.00%
                                                                                                                     ---------------
             (6)      Second previous Monthly Period Delinquency Ratio                                                        0.00%
                                                                                                                     ---------------
             (7)      Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                      0.00%
                                                                                                                     ---------------
             (8)      Compliance (Delinquency Test Failure is a
                             Delinquency Ratio equal to or greater than 5.00%)                                                  yes
                                                                                                                     ---------------

                                       1

        B.   Cumulative Default Rate
             (1)      Defaulted Receivables in Current Period                                               $464,109
                                                                                                         ------------
             (2)      Cumulative Defaulted Receivables Including
                           Defaulted Receivables in Current Period                                           464,109
                                                                                                         ------------
             (3)      Original Pool Balance                                                              509,175,327
                                                                                                         ------------
             (4)      Cumulative Default Rate (2) divided by (3)                                                              0.09%
                                                                                                                     ---------------
             (5)      Compliance (Default Test Failure is a Cumulative
                             Default Rate equal to or greater than 5.26%.)                                                      yes
                                                                                                                     ---------------


        C.   Cumulative Net Loss Rate
             (1)      Receivables becoming Liquidated Receivables during period                             $385,496
                                                                                                         ------------
             (2)      Purchased Receivables with Scheduled
                           Payment delinquent more than 30 days at end of period
                                                                                                         ------------
             (3)      Cram Down Losses occurring during period
                                                                                                         ------------
             (4)      Liquidation Proceeds collected during period                                          (342,958)
                                                                                                         ------------
             (5)      Net Losses during period (1)+(2)+(3)-(4)                                                42,538
                                                                                                         ------------
             (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                                  0
                                                                                                         ------------
             (7)      50% of Receivables with Scheduled Payment delinquent
                           more than 90 days at end of period                                                  1,341
                                                                                                         ------------
             (8)      Original Aggregate Principal Balance plus Pre-Funded Amount
                           as of the Closing Date                                                        625,000,000
                                                                                                         ------------
             (9)      Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                     0.01%
                                                                                                                     ---------------
             (10)     Compliance (Net Loss Test Failure is a
                             Net Loss Rate equal to or greater than 3.01%.)                                                     yes
                                                                                                                     ---------------

        D.   Extension Rate
             (1)      Principal Balance of Receivables extended during current period                       $107,368
                                                                                                         ------------
             (2)      Beginning of Period Aggregate Principal Balance                                    509,175,327
                                                                                                         ------------
             (3)      Extension Rate (1) divided by (2)                                                                       0.02%
                                                                                                                     ---------------
             (4)      Previous Monthly Extension Rate                                                                         0.00%
                                                                                                                     ---------------
             (5)      Second previous Monthly Extension Rate                                                                  0.00%
                                                                                                                     ---------------
             (6)      Average Extension Rate (3)+(4)+(5) divided by 3                                                         0.01%
                                                                                                                     ---------------
             (7)      Compliance (Extension Test Failure is an
                             Extension Rate equal to or greater than 4%.)                                                        yes
                                                                                                                     ---------------

XI.     DELINQUENCY:

        A.   Receivables with Scheduled Payment delinquent
             (1)      31-60 days                                                           #         468  $6,214,966          1.22%
                                                                                             ---------------------------------------
             (2)      61-90 days                                                                       4      42,410          0.01%
                                                                                             ---------------------------------------
             (3)      over 90 days                                                                     1       2,681          0.00%
                                                                                             ---------------------------------------

             Receivables with Scheduled Payment delinquent
                 more than 30 days at end of period                                                  473  $6,260,057          1.23%
                                                                                             ---------------------------------------
                                                                                             ---------------------------------------




By:
             -----------------------------------------
Name:        Preston A. Miller
             -----------------
Title:       Executive Vice President and Treasurer
             --------------------------------------
Date:        March 3, 1999
             -------------


                                       2